UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. 1)
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☐	Soliciting Material under Sec. 240.14a-12
Swift Transportation Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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          The following information amends the definitive proxy statement of Swift Transportation Company for the 2011 Annual Meeting of Stockholders, which was filed with the Securities and Exchange Commission on April 22, 2011 and was sent to stockholders on or about April 28, 2011. Capitalized terms used herein shall have the meanings given to such terms in the definitive proxy statement.
          The Security Ownership of Certain Beneficial Owners and Management table is being updated to correct two inadvertent errors, (i) in calculating the percent of total common stock and percent of total voting power, the overallotment shares of the Company’s Class A Common Stock issued in January 2011 were not included in the denominator and (ii) for the institutional investors listed in the table (Wellington Management Company, LLP through FMR LLC), the total common stock percentages disclosed for those owners reflected only the percent of shares of Class A common stock, rather than the percent of total common stock of Swift (Class A and Class B).
          A revised Security Ownership of Certain Beneficial Owners and Management table reflecting these corrections is set forth below.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
     The following table sets forth information with respect to the beneficial ownership of shares of our Class A common stock and Class B common stock as of April 12, 2011 for:
•	all of our executive officers and directors as a group;

•	each of our named executive officers;

•	each of our directors; and

•	each beneficial owner of more than 5% of any class of our outstanding shares.
     The percentage of beneficial ownership of our common stock is based on 60,116,713 shares of Class B common stock issued and outstanding and 79,359,344 shares of Class A common stock issued and outstanding for a total of 139,476,057 shares of common stock issued and outstanding as of April 12, 2011.

	Shares Beneficially
	Owned After the Offering
			Percent of	Percent of
			Total	Total
	Class of		Common	Voting
	Common		Stock	Power
Name and Address of Beneficial Owner(1)(2)	Stock	Number	(3)	(4)
Named Executive Officers and Directors:
Jerry Moyes(5)(6)(7)(8)(9)	B	19,704,618	14.1%	19.7%
Virginia Henkels	A	16,667	*	*
Richard Stocking	A	40,000	*	*
Rodney Sartor	A	40,000	*	*
Kenneth Runnels	A	—	—	—
William Post	A	2,336	*	*
Richard H. Dozer	A	2,336	*	*
David Vander Ploeg	A	2,336	*	*
Glenn Brown	A	2,336	*	*
All executive officers and directors as a group (12 persons)	—	19,810,629	14.2%	19.9%
Other 5% Stockholders:
Various Moyes Children’s Trusts(6)(7)	B	16,120,528	11.6%	16.2%
Cactus Holding Company, LLC (8)	B	13,001,567	9.3%	13.0%

	Shares Beneficially
	Owned After the Offering
			Percent of	Percent of
			Total	Total
	Class of		Common	Voting
	Common		Stock	Power
Name and Address of Beneficial Owner(1)(2)	Stock	Number	(3)	(4)
Cactus Holding Company II, LLC (9)	B	11,290,000	8.1%	11.3%
Wellington Management Company, LLP (10) 280 Congress StreetBoston, MA 02210	A	10,262,000	7.4%	5.1%
Third Point LLC (11) 390 Park Avenue New York, New York 10022	A	4,251,500	3.0%	2.1%
Invesco Ltd. (12) 1555 Peachtree Street NE Atlanta, GA 30309	A	4,896,030	3.5%	2.5%
TIAA-CREF Investment Management, LLC and Teachers Advisors, Inc. (13) 730 Third Avenue New York, NY 10017-3206	A	3,805,537	2.7%	1.9%
Valinor Management, LLC and David Gallo (14) 90 Park Avenue, 40th Floor New York, New York 10016	A	5,380,312	3.9%	2.7%
SAB Capital Advisors, L.L.C., SAB Capital Management, L.P., SAB Capital Management, L.L.C., and Scott A. Bommer (15) 767 Fifth Avenue, 21st Floor New York, New York 10153	A	4,835,842	3.5%	2.4%
FMR LLC (16) 82 Devonshire Street, Boston, Massachusetts 02109	A	13,445,311	9.6%	6.7%

*	Represents less than 1% of the outstanding shares of our common stock.
(1)	Except as otherwise indicated, addresses are c/o Swift, 2200 South 75th Avenue, Phoenix, Arizona 85043.

(2)	Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of our common stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of April 12, 2011 are deemed outstanding, but are not deemed outstanding for computing the percentage ownership of any other person. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to such securities.

(3)	Percent of total common stock represents the percentage of total shares of outstanding Class A common stock and Class B common stock.

(4)	Percent of total voting power represents voting power with respect to all shares of our Class A common stock and Class B common stock, as a single class. Each holder of Class A common stock is generally entitled to one vote per share of Class A common stock and each holder of Class B common stock is generally entitled to two votes per share of Class B common stock on all matters submitted to our stockholders for a vote.

(5)	Consists of shares owned by Mr. Moyes, Mr. Moyes and Vickie Moyes, jointly, and the Jerry and Vickie Moyes Family Trust dated December 11, 1987, including 72,215 shares over which Mr. Moyes has sole voting and dispositive power and 19,632,403 shares over which Mr. Moyes has shared voting and dispositive power. Excludes 16,120,528 shares owned by the various Moyes children’s trusts, 13,001,567 shares owned by Cactus Holding Company, LLC which is solely managed by the Jerry and Vickie Moyes Family Trust, and 11,290,000 shares owned by Cactus Holding Company II, LLC which is solely managed by the Jerry and Vickie Moyes Family Trust.

(6)	Consists of (x) 2,710,274 shares owned by the Todd Moyes Trust, 2,710,274 shares owned by the Hollie Moyes Trust, 2,710,274 shares owned by the Chris Moyes Trust, 2,629,636 shares owned by the Lyndee Moyes Nester Trust, and 2,649,796 shares owned by the Marti Lyn Moyes Trust, for each of which Michael J. Moyes is the trustee and for which he has sole voting and dispositive power and (y) 2,710,274 shares owned by the Michael J. Moyes Trust. Lyndee Moyes Nester is the trustee of the Michael J. Moyes Trust and has sole voting and dispositive power with respect to shares held by the trust.

(7)	This amount includes of Class B common stock pledged to the Trust, as defined and discussed below in this footnote (7). Concurrently with our IPO in December 2010, Mr. Moyes and the various Moyes children’s trusts completed a private placement by a newly formed, unaffiliated trust, or the Trust, of $250.0 million of its mandatory common exchange securities (or $262.3 million of its mandatory common exchange securities following the exercise by the initial purchasers of their option to purchase additional securities in January 2011), herein referred to as the “Stockholder Offering.” Subject to certain exceptions, the Trust’s securities will be exchangeable into shares of our Class A common stock or alternatively settled in cash equal to the value of those shares of Class A common stock three years following December 15, 2010, the closing date of the Stockholder Offering. In connection with the Stockholder Offering, Mr. Moyes and the various Moyes children’s trusts pledged to the Trust 23.8 million shares of Class B common stock deliverable upon exchange of the Trust’s securities (or a number of shares of Class B common stock representing $262.3 million in value of shares of Class A common stock) three years following December 15, 2010, the closing of the Stockholder Offering, subject to Mr. Moyes’ and the Moyes Affiliates’ option to settle their obligations to the Trust in cash. Although Mr. Moyes and the and the various Moyes children’s trusts may settle their obligations to the Trust in cash three years following the closing date of the Stockholder Offering, any or all of the pledged shares could be converted into Class A common stock and delivered on such date in exchange for the Trust’s securities.

(8)	Cactus Holding Company, LLC is solely managed by Jerry & Vickie Moyes Family Trust. Mr. Moyes has shared voting and dispositive power as to the 13,001,567 shares owned by Cactus Holding Company, LLC.

(9)	Cactus Holding Company II, LLC is solely managed by Jerry & Vickie Moyes Family Trust. Mr. Moyes has shared voting and dispositive power as to the 11,290,000 shares owned by Cactus Holding Company II, LLC.

(10)	Wellington Management Company, LLP Schedule 13G/A filing, dated April 11, 2011, reports beneficial ownership collectively of 10,262,000 shares, with sole voting power as to 5,982,032 shares and sole dispositive power as to 10,262,000.

(11)	Third Point LLC Schedule 13G filing, dated February 11, 2011, reports beneficial ownership of 4,251,500 shares, with sole voting and dispositive power.

(12)	Invesco Ltd. Schedule 13G filing, dated February 11, 2011, reports beneficial ownership of 4,896,030 shares, with sole voting and dispositive power.

(13)	TIAA-CREF Investment Management, LLC and Teachers Advisors, Inc. Schedule 13G filing, dated February 11, 2011, reports beneficial ownership collectively of 3,805,537 shares, with sole voting power and sole dispositive power as to 2,150,043 shares in TIAA-CREF Investment Management, LLC and sole voting power and sole dispositive power as to 1,655,494 shares in Teachers Advisors, Inc.

(14)	Valinor Management, LLC and David Gallo Schedule 13G filing, dated January 25, 2011, reports beneficial ownership collectively of 5,380,312 shares, with sole voting and dispositive power.

(15)	SAB Capital Advisors, L.L.C., SAB Capital Management, L.P., SAB Capital Management, L.L.C., and Scott A. Bommer Schedule 13G filing, dated January 24, 2011, reports beneficial ownership collectively of 4,835,842 shares, with sole voting power and sole dispositive power as to 2,841,849 shares in SAB Capital Partners, L.P., sole voting power and sole dispositive power as to 108,286 shares in SAB Capital Partners II, L.P. and sole voting power and sole dispositive power as to 1,885,707 in SAB Overseas Master Fund, L.P.

(16)	FMR LLC Schedule 13G filing, dated January 10, 2011, reports beneficial ownership collectively of 13,445,311 shares, with sole voting power as to 7,624,114 shares and sole dispositive power as to 13,445,311.